EXHIBIT 4


             NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
            INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                                    CUSIP # 861022 10 1


NUMBER  [  ]                                          SHARES [  ]

                          STOCK WATCH MAN, INC.
               AUTHORIZED COMMON STOCK:  15,000,000 SHARES
                           PAR VALUE: $0.001


This is to Certify that [   ]

is the record holder of [    ]

            - Shares of STOCK WATCH MAN, INC. Common Stock -


transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.


WITNESS, the facsimile sea of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

Seal

[signature]                             [signature]
------------------------            ------------------------------
Steve Yeich, Secretary              Steve Yeich, President


                             Stock Watch Main, Inc.
                               Corporate Seal
                                  NEVADA


Countersigned:
Standard Transfer & Trust Company, Inc.
9030 W. Sahara, #529,
Las Vegas, NV  89117
(702) 869-5757

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a Trust Company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship
and not as tenants in common
UNIF GIFT MIN ACT - . . . . Custodian. . . .
                    (Cust)           (Minor)
under Uniform Gifts to Minors Act ____________ (State)
Additional abbreviations may also be used though not in the above list.
For the value received _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE [       ]

---------------------------------------------------
Please print or typewrite name and address including postal zip code of assignee


----------------- Shares
of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------Attorney

to transfer the said Shares, on the books of the within names Corporation with full power of substitution in the premises.

Dated -----------------------

------------------------------------------------------

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.